================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                Investment Company Act file number 811-21552

                 J.P. Morgan Access Multi-Strategy Fund, L.L.C.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            270 Park Avenue, Floor 6
                                New York, NY 10017
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                              Frank J. Nasta, Esq.
                     J.P. Morgan Investment Management Inc.
                            270 Park Avenue, Floor 9
                                New York, NY 10017
                    ---------------------------------------
                    (Name and address of agent for service)

                                    Copy to:
                             Richard Horowitz, Esq.
                                  Dechert LLP
                          1095 Avenue of the Americas
                              New York, NY  10036

     Registrant's telephone number, including area code: (800) 480-4111

                        Date of fiscal year end: March 31

                   Date of reporting period:  March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Sec. 3507.

================================================================================

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.





                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.
               (FORMERLY J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.)

                              FINANCIAL STATEMENTS

                       For the year ended March 31, 2011

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund's Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                              Financial Statements
                       For the year ended March 31, 2011

                                    CONTENTS

Report of Independent Auditors                               1

Schedule of Investments                                      2

Statement of Assets, Liabilities and Members' Capital        5

Statement of Operations                                      6

Statements of Changes in Members' Capital                    7

Statement of Cash Flows                                      8

Financial Highlights                                         9

Notes to Financial Statements                               10

Directors and Officers Biographical Data                    23

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's interests, when redeemed, may be worth more or less than original cost.

(PWC LOGO)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of J.P. Morgan Access Multi-Strategy Fund, L.L.C. (formerly known as J.P. Morgan Multi-Strategy Fund, L.L.C.):

In our opinion, the accompanying statement of assets, liabilities and members' capital, including the schedule of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Access Multi-Strategy Fund, L.L.C (the "Fund") at March 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2011 by correspondence with the underlying investment funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 27, 2011

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                            Schedule of Investments
                                 March 31, 2011

                                                                             % OF
                                                                            MEMBERS'
INVESTMENT FUND                                 COST ($)    FAIR VALUE ($)  CAPITAL      LIQUIDITY
------------------------------------------    ------------  --------------  --------  -----------------
DIVERSIFIED
Chestnut Fund Ltd. (a)                              27,357          28,352      0.01  In Liquidation**
D.E. Shaw Composite Fund, LLC (a)               18,197,521      18,923,323      3.77     Quarterly*
DKR Sound Shore Oasis Fund, L.P. (a)                17,229         164,369      0.03  In Liquidation**
Evolution M Fund, L.P. (a)                          23,069         329,559      0.07  In Liquidation**
Hudson Bay Fund L.P. (a)                        37,308,734      40,382,568      8.03      Quarterly
Och-Ziff Domestic Partners II, L.P.             48,100,000      50,763,908     10.10      Quarterly
QVT Associates II Holdings Ltd. (a)                420,474         506,962      0.10  In Liquidation**
QVT Associates II, L.P. (a)                        850,534         604,184      0.12     Side Pocket
QVT Associates II, L.P. (a)                      4,922,966       5,438,477      1.08      Quarterly
                                              ------------  --------------  --------
TOTAL                                          109,867,884     117,141,702     23.31
                                              ------------  --------------  --------
EVENT DRIVEN - CORE
Apollo Asia Opportunity Fund, L.P. (b)             675,870         965,200      0.19     Side Pocket
Deephaven Event Fund LLC (b)                       329,783          70,365      0.01  In Liquidation**
Paulson Partners Enhanced, L.P. (b)              3,888,093       5,455,138      1.09     Semi-Annual
Perry Partners L.P.                             24,600,000      25,315,165      5.04      Quarterly
Taconic Opportunity Fund, L.P. (b)               1,397,427       1,611,395      0.32     Quarterly*
Third Point Partners Qualified L.P. (f)         23,350,000      25,866,530      5.15      Quarterly
Tyrus Capital Event Fund, L.P. (b)               3,600,000       4,340,995      0.86      Quarterly
ValueAct Capital Partners, L.P. (c)                879,774       1,029,969      0.20     Side Pocket
                                              ------------  --------------  --------
TOTAL                                           58,720,947      64,654,757     12.86
                                              ------------  --------------  --------
EVENT DRIVEN - DISTRESSED
Aurelius Capital Partners Fund, L.P. (d)         4,800,000       5,849,239      1.16     Semi-Annual
Caspian Capital Partners, L.P. (d)              12,900,000      14,881,742      2.96      Quarterly
Senator Global Opportunity Fund, L.P. (b)        1,386,649       1,823,088      0.36      Quarterly
Senator Global Opportunity Fund, L.P. (b)           95,044         279,839      0.06     Side Pocket
Strategic Value Restructuring Fund, L.P. (d)     1,943,982         865,955      0.16     Side Pocket
SVRF (Onshore) Holdings LLC (d)                    751,187         676,137      0.14       Annual
York Credit Opportunities Fund, L.P. (f)        19,050,000      20,407,245      4.07      Quarterly
                                              ------------  --------------  --------
TOTAL                                           40,926,862      44,783,245      8.91
                                              ------------  --------------  --------
LONG/SHORT EQUITIES
Black Bear Fund I, L.P.                             90,769         114,132      0.02  In Liquidation**
Copper River Partners, L.P. (e)                    319,237          82,951      0.02  In Liquidation**
Deerfield Partners, L.P.                         5,329,880       8,061,340      1.60     Semi-Annual
Eastern Advisor, L.P.                                   --          15,003      0.00     Side Pocket
Glenview Institutional Partners, L.P. (f)       14,322,799      14,876,769      2.96     Quarterly*
Maverick Fund USA Ltd. (f)                      24,550,000      25,245,012      5.02       Monthly
PMA Prospect US Feeder Fund, LLC                     2,893          80,518      0.02     Side Pocket
Standard Global Equity Partners SA, L.P.        24,000,000      25,196,477      5.01      Quarterly
TPG-Axon Partners, L.P.                         24,950,000      25,711,281      5.13      Quarterly
                                              ------------  --------------  --------
TOTAL                                           93,565,578      99,383,483     19.78
                                              ------------  --------------  --------

The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                                 March 31, 2011

                                                                                    % OF
                                                                                  MEMBERS'
INVESTMENT FUND                                       COST ($)    FAIR VALUE ($)  CAPITAL      LIQUIDITY
-------------------------------------------------   ------------  --------------  --------  -----------------
OPPORTUNISTIC/MACRO
Black River Commodity Multi-Strategy Fund, LLC (a)       797,644         862,424      0.17    Side-Pocket
Brevan Howard, L.P. (f)                               17,756,207      19,798,350      3.94      Monthly
Caxton Global Investments USA, LLC (f)                27,500,000      27,567,449      5.49     Quarterly
D.E. Shaw Oculus Fund LLC (f),(a)                     22,342,961      25,490,910      5.07     Quarterly
                                                    ------------  --------------  --------
TOTAL                                                 68,396,812      73,719,133     14.67
                                                    ------------  --------------  --------
RELATIVE VALUE
BAM Opportunity Fund SPV, LLC                            312,511         274,892      0.05    Side Pocket
BAM Opportunity Fund, L.P.                               823,137         658,759      0.13     Quarterly
Centar Select, L.P. (d)                                  860,121       1,061,028      0.21  In Liquidation**
Golden Tree Partners, L.P. Class C (f)                21,800,000      23,221,827      4.63     Quarterly*
Good Hill SPV, Ltd. (d)                                  213,659         210,628      0.04  In Liquidation**
Horizon Portfolio L.P.                                18,200,000      18,324,210      3.65     Quarterly
Knighthead Domestic Fund, L.P. (d)                     2,874,429       3,730,126      0.74     Quarterly
Magnetar Capital Fund, L.P.                              768,431         647,448      0.13    Side-Pocket
Magnetar Risk Linked Fund (US) Ltd.                    2,274,484       2,214,071      0.44    Side-Pocket
Magnetar SPV LLC                                         289,869         354,844      0.07  In Liquidation**
Magnetar Structured Credit Fund, L.P.                  3,666,053       4,573,011      0.91    Semi-Annual
Marathon Credit Opportunity Fund, L.P. (d)            14,906,882      14,989,529      2.98    Semi-Annual
Orchard Centar, L.P. (d)                               1,060,654       1,363,018      0.27     Quarterly
Plainfield 2009 Liquidating LLC (d)                    1,435,192         777,355      0.16  In Liquidation**
Waterfall Eden Fund, L.P. (d)                            971,622       1,057,436      0.21     Quarterly
Waterfall Eden Fund, L.P. (d)                          1,624,140         818,691      0.16  In Liquidation**
Waterfall Victoria Fund, L.P. (d)                      1,146,748       1,417,765      0.28    Semi-Annual*
                                                    ------------  --------------  --------
TOTAL                                                 73,227,932      75,694,638     15.06
                                                    ------------  --------------  --------
TOTAL INVESTMENTS                                    444,706,015     475,376,958     94.59
                                                                  ==============

Other Assets, less Other Liabilities                                  27,167,613      5.41
                                                                  --------------  --------
MEMBERS' CAPITAL                                                     502,544,571    100.00
                                                                  ==============  ========

---------------

(a) Security was reclassified from "Relative Value" strategy during the reporting period.

(b) Security was reclassified from "Merger Arbitrage/Event Driven" strategy during the reporting period.

(c) Security was reclassified from "Long/Short Equities" strategy during the reporting period.

(d) Security was reclassified from "Credit" strategy during the reporting period.

(e) Security was reclassified from "Short Selling" strategy during the reporting period.

(f) Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit.

* An amount less than 5% of this investment is currently in a side pocket. A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

** The Investment Fund is in the process of ceasing its operations or has otherwise segregated a portion of its assets to effect their orderly disposition.

The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                                 March 31, 2011


            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS



                                [PIE CHART]



None of the Investment Funds are related to the Advisor and/or its affiliates. The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.


The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

             Statement of Assets, Liabilities and Members' Capital
                                 March 31, 2011


ASSETS
Investments in investment funds, at fair value (cost $444,706,015)      $475,376,958
Cash and cash equivalents                                                 11,101,060
Investments paid in advance (see Note 2c)                                 87,400,000
Receivable for investment funds sold                                      20,470,467
Prepaid expenses                                                              51,594
Interest receivable                                                              871
                                                                        ------------
  TOTAL ASSETS                                                           594,400,950
                                                                        ------------

LIABILITIES
Subscriptions received in advance (see Note 6)                            70,521,131
Loan payable                                                              15,000,000
Tender offer proceeds payable                                              5,190,066
Management Fee payable                                                       527,198
Professional fees payable                                                    449,995
Administration Fee payable                                                    63,243
Interest payable                                                              14,270
Other accrued expenses                                                        90,476
                                                                        ------------
  TOTAL LIABILITIES                                                       91,856,379
                                                                        ------------

MEMBERS' CAPITAL                                                        $502,544,571
                                                                        ============



The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                            Statement of Operations
                       For the year ended March 31, 2011


INVESTMENT INCOME
Interest                                                                   $     5,220
Other income                                                                     2,396
                                                                           ------------
  Total investment income                                                        7,616
                                                                           ------------

EXPENSES
Management Fee (see Note 3)                                                  3,288,020
Professional fees                                                              452,475
Administration Fee (see Note 3)                                                298,558
Investor servicing fees                                                        156,613
Fund accounting fees                                                           156,270
Custodian fees                                                                 102,799
Manager Administrative fee (see Note 3)                                         95,882
Credit facility fees                                                            89,902
Insurance                                                                       66,760
Interest                                                                        66,047
Directors fees                                                                  18,934
Other expenses                                                                  86,104
                                                                           ------------
  Total expenses                                                             4,878,364
                                                                           ------------

Less: Waivers and/or expense reimbursements (see Note 3)                       (34,218)
                                                                           ------------
  Net expenses                                                               4,844,146
                                                                           ------------

  NET INVESTMENT LOSS                                                       (4,836,530)
                                                                           ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain from investment fund transactions                          8,277,958
Net change in unrealized appreciation/depreciation on investment funds      16,058,444
                                                                           ------------

  Net realized and unrealized gain                                          24,336,402
                                                                           ------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                   $19,499,872
                                                                           ============



The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                   Statements of Changes in Members' Capital


                       For the year ended March 31, 2011

                                                     MANAGING       SPECIAL         OTHER
                                                      MEMBER        MEMBERS        MEMBERS         TOTAL
                                                     ---------    -----------   ------------    ------------
FROM INVESTMENT ACTIVITIES
  Net investment loss                                $    (219)   $   (3,594)   $ (4,832,717)   $ (4,836,530)
  Net realized gain from investment
    fund transactions                                      350         2,620       8,274,988       8,277,958
  Net change in unrealized appreciation/depreciation
    on investment funds                                    554        19,819      16,038,071      16,058,444
  Performance allocation                                    --     1,357,688      (1,357,688)             --
                                                     -------------------------------------------------------
NET INCREASE/(DECREASE) IN MEMBERS' CAPITAL DERIVED
  FROM OPERATIONS                                          685     1,376,533      18,122,654      19,499,872


FROM MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                                     --            --     363,914,889     363,914,889
  Capital redemptions                                       --       (33,696)    (49,855,572)    (49,889,268)
                                                     -------------------------------------------------------
NET INCREASE/(DECREASE) IN MEMBERS' CAPITAL DERIVED
  FROM CAPITAL TRANSACTIONS                                 --       (33,696)    314,059,317     314,025,621
                                                     -------------------------------------------------------
NET CHANGE IN MEMBERS' CAPITAL                             685     1,342,837     332,181,971     333,525,493


  MEMBERS' CAPITAL AT APRIL 1, 2010                     11,434        90,361     168,917,283     169,019,078
                                                     -------------------------------------------------------

  MEMBERS' CAPITAL AT MARCH 31, 2011                 $  12,119    $1,433,198    $501,099,254    $502,544,571
                                                     ======================================================

                       For the year ended March 31, 2010

                                                      MANAGING       SPECIAL         OTHER
                                                       MEMBER        MEMBERS        MEMBERS         TOTAL
                                                      ---------    -----------   ------------    ------------
FROM INVESTMENT ACTIVITIES
  Net investment loss                                 $    (213)   $  (1,464)    $ (3,581,714)   $ (3,583,391)
  Net realized gain/(loss) from
   investment fund transactions                             (72)       1,926       (1,633,660)     (1,631,806)
  Net change in unrealized appreciation/depreciation
   on investment funds                                    1,260        5,915       21,800,583      21,807,758
  Performance allocation                                     --      158,575         (158,575)             --
                                                       -------------------------------------------------------
NET INCREASE/(DECREASE) IN MEMBERS'
  CAPITAL DERIVED FROM OPERATIONS                           975      164,952       16,426,634      16,592,561

FROM MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                                      --           --       11,331,000      11,331,000
  Repurchase fee                                              2            9           31,377          31,388
  Capital redemptions                                        --     (117,765)     (39,258,255)    (39,376,020)
                                                       -------------------------------------------------------
NET INCREASE/(DECREASE) IN MEMBERS' CAPITAL
  DERIVED FROM CAPITAL TRANSACTIONS                           2     (117,756)     (27,895,878)    (28,013,632)
                                                       -------------------------------------------------------
NET CHANGE IN MEMBERS' CAPITAL                              977       47,196      (11,469,244)    (11,421,071)

  MEMBERS' CAPITAL AT APRIL 1, 2009                      10,457       43,165      180,386,527     180,440,149
                                                       -------------------------------------------------------

  MEMBERS' CAPITAL AT MARCH 31, 2010                  $  11,434    $  90,361     $168,917,283    $169,019,078
                                                       ======================================================

The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                            Statement of Cash Flows
                       For the year ended March 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in members' capital derived from operations              $  19,499,872
Adjustments to reconcile net increase in members' capital
  derived from operations to net cash used in operating activities:
 Purchases of investment funds                                         (375,417,924)
 Proceeds from disposition of investment funds                           94,768,043
 Net realized gain on investment fund transactions                       (8,277,958)
 Net change in unrealized appreciation/depreciation
   on investment funds                                                  (16,058,444)
 Increase in interest receivable                                               (644)
 Increase in investments paid in advance                                (87,400,000)
 Increase in prepaid expenses                                                (3,702)
 Increase in receivable for investment funds sold                       (11,296,911)
 Decrease in Administration Fee payable                                     (21,158)
 Increase in interest payable                                                14,270
 Increase in Management Fee payable                                         114,781
 Increase in professional fees payable                                      100,516
 Increase in other accrued expenses                                          77,905
                                                                      --------------
 NET CASH USED IN OPERATING ACTIVITIES                                 (383,901,354)
                                                                      --------------

CASH FLOWS FROM FINANCING ACTIVITIES

Capital contributions, including change in subscriptions
  received in advance                                                   434,436,020
Capital redemptions, including change in tender offer
  proceeds payable                                                      (55,177,629)
Proceeds from loan                                                       43,500,000
Principal payment on loan                                               (30,350,000)
                                                                      --------------
 NET CASH PROVIDED BY FINANCING ACTIVITIES                              392,408,391
                                                                      --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                 8,507,037
Cash and cash equivalents at beginning of year                            2,594,023
                                                                      --------------
Cash and cash equivalents at end of year                              $  11,101,060
                                                                      ==============

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for interest                                $      55,194
                                                                      ==============



The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                              Financial Highlights

RATIOS AND OTHER FINANCIAL HIGHLIGHTS

The following represents the ratios to average net assets and other financial highlights information for Members' Capital other than the Managing Member and the Special Member.

                                                                 FOR THE YEARS ENDED MARCH 31
                                 -------------------------------------------------------------------------------------
                                      2011             2010                 2009              2008            2007
                                 -------------    ---------------       ------------      -----------    -------------
TOTAL RETURN BEFORE PERFORMANCE
  ALLOCATION                             5.99%               9.32%           (17.36%)            5.18%            6.33%
PERFORMANCE ALLOCATION                 (0.36%)             (0.09%)              0.00%          (0.23%)           (0.18%)
                                 -------------    ---------------       ------------      -----------    --------------
TOTAL RETURN AFTER PERFORMANCE
  ALLOCATION                             5.63%               9.23%           (17.36%)            4.95%            6.15%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, before waivers               1.91%(a)            1.94%              1.87%            1.82%            1.85%
  Expenses, net of waivers               1.90%(a)            1.94%              1.87%            1.82%            1.85%
  Performance allocation                 0.53%               0.09%              0.00%            0.24%            0.20%
                                 -------------    ---------------       ------------      -----------    -------------
  Expenses, net of performance
    allocation and net of
      waivers                            2.43%               2.03%              1.87%            2.06%            2.05%

  Net investment loss, before
    waivers                            (1.91%)(a)          (1.94%)            (1.82%)          (1.68%)          (1.61%)
  Net investment loss, net of
    waivers                            (1.90%)(a)          (1.94%)            (1.82%)          (1.68%)          (1.61%)

  Portfolio turnover rate               37.88%              44.97%             23.76%           20.89%           34.88%

Members' Capital applicable to
  Other Members                  $501,099,254       $ 168,917,283       $ 180,386,527     $ 148,750,929  $ 156,904,281

The above ratios and total returns are calculated for Other Members taken as a whole. An individual investor's return may vary from these returns based on the timing of capital contributions and performance allocation.

The above expense ratios do not include the expenses from the underlying fund investments. However, total returns take into account all expenses.

(a) The Investment Manager waived and/or reimbursed a portion of its fees for the period pursuant to the agreement between the Fund and the Investment Manager.

The accompanying notes are an integral part of these financial statements.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Notes to Financial Statements March 31, 2011

1. ORGANIZATION

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the "Fund"), formerly the J.P. Morgan Multi-Strategy Fund, L.L.C., was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds ("Investment Funds") that are managed by experienced third-party investment advisers ("Portfolio Managers") who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Investment Manager"), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan Chase"), is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the "Board"). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund's assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the "Sub-Advisor" or "JPMPI"), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities. The Investment Manager also serves as the Managing Member of the Fund (the "Managing Member").

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

2. SIGNIFICANT ACCOUNTING POLICIES

A. USE OF ESTIMATES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. VALUATION OF INVESTMENTS

The net asset value of the Fund is determined as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the net asset value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. VALUATION OF INVESTMENTS (CONTINUED)

The Fund uses the Net Asset Value (the "NAV"), to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in "side pockets", sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund's investments are summarized into the three broad levels listed below

     - Level 1 inputs are quoted prices in active markets for identical securities;

     - Level 2 inputs are other significant observable inputs (including the Investment Fund's ability to be redeemed at fair value at the reporting date);

     - Level 3 inputs are significant unobservable inputs and include restrictions on redemptions of the Investment Funds due to terms of the investment or gates, suspensions, etc. imposed by the Investment Fund.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. VALUATION OF INVESTMENTS (CONTINUED)

A financial instrument's level within the fair value hierarchy is based on the lowest of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input, by strategy, as presented on the Schedule of Investments:

                                     TOTAL FAIR
                                      VALUE AT
INVESTMENTS IN INVESTMENT FUNDS      03/31/2011      LEVEL 1        LEVEL 2         LEVEL 3
---------------------------------------------------------------------------------------------
Diversified                         $117,141,702   $        --   $ 115,034,039   $  2,107,663
Event Driven - Core                   64,654,757            --      62,556,473      2,098,284
Event Driven - Distressed             44,783,245            --      42,961,314      1,821,931
Long/Short Equities                   99,383,483            --      99,068,443        315,040
Opportunistic/Macro                   73,719,133            --      72,856,709        862,424
Relative Value                        75,694,638            --      69,280,466      6,414,172
---------------------------------------------------------------------------------------------
Total Investments                   $475,376,958   $        --   $ 461,757,444   $ 13,619,514
---------------------------------------------------------------------------------------------

The following is a summary for which significant unobservable inputs (Level 3) were used in determining fair value:

                                                        NET TRANSFERS                 NET CHANGE IN
                     BALANCE AS OF                       INTO AND/OR                   UNREALIZED         NET         BALANCE AS OF
                       MARCH 31,         STRATEGY          (OUT OF)    NET REALIZED   APPRECIATION /   PURCHASES /      MARCH 31,
INVESTMENT STRATEGY      2010       RECLASSIFICATION *   LEVEL 3 (A)   GAIN / (LOSS)  (DEPRECIATION)    (SALES)           2011
-----------------------------------------------------------------------------------------------------------------------------------
Credit               $  31,136,369  $ (31,136,369)      $          --  $         --   $          --    $         --   $         --
Diversified                     --     15,504,880         (11,613,248)     (442,967)        487,743      (1,828,745)     2,107,663
Event Driven - Core             --      1,413,107           4,492,997     1,123,649         142,025      (5,073,494)     2,098,284
Event Driven -
   Distressed                   --     14,226,610         (11,718,553)       (9,940)       (247,572)       (428,614)     1,821,931
Long/Short Equities     10,903,525        114,049          (8,568,377)       (2,372)        194,285      (2,326,070)       315,040
Merger Arbitrage/
   Event                 1,413,107     (1,413,107)                 --            --              --              --             --
Opportunistic/Macro      6,475,124      6,513,863         (12,098,942)        1,788          (2,379)        (27,030)       862,424
Relative Value          34,428,498     (5,108,984)        (18,726,332)     (389,392)       (933,028)     (2,856,590)     6,414,172
Short Selling              114,049       (114,049)                 --            --              --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total                $  84,470,672  $          --       $ (58,232,455) $    280,766   $    (358,926)   $(12,540,543)  $ 13,619,514
-----------------------------------------------------------------------------------------------------------------------------------

----------
* The strategy reclassification reflects a change in the classifications of investments as determined by the Sub-advisor.

(a) The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. Transfers from Level 2 to Level 3 were primarily related to the change in liquidity terms of the underlying Investment Funds during the reporting period. Transfers from Level 3 to Level 2 were primarily related to the expiration of lock-up periods imposed by the underlying Investment Funds and due to liquidity provisions considered by the Fund. There were no transfers between Level 1 and Level 2 during the year ended March 31, 2011.

The Fund had no unfunded capital commitments as of March 31, 2011.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. VALUATION OF INVESTMENTS (CONTINUED)

The change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2011, which were valued using significant unobservable inputs (Level 3), is as follows:

                                         NET CHANGE IN
                                           UNREALIZED
            INVESTMENTS IN               APPRECIATION/
            INVESTMENT FUNDS             (DEPRECIATION)
            -------------------------    --------------
            Diversified                  $    487,743
            Event Driven - Core               417,605
            Event Driven - Distressed        (247,572)
            Long / Short Equities            (276,039)
            Opportunistic / Macro              (2,379)
            Relative Value                   (933,028)
            Total                        $   (553,670)

DIVERSIFIED

Portfolio Managers utilizing this strategy use two or more of the below strategies. Investment Funds within this strategy are generally subject to 30 - 65 day redemption notice periods. Approximately 1.8 percent of the fair value of the investments in Investment Funds in this strategy are in side pockets or liquidating trusts. The remaining approximately 98.2 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the year ended March 31, 2011, the Fund had two transfers out of Level 3 with a fair market value of $11,613,248. Also, during the year ended March 31, 2011, Level 3 purchases and sales for this strategy totaled $124,066 and $1,952,811 respectively.

EVENT DRIVEN - CORE

Portfolio Managers utilizing this strategy invest in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company's financial structure or operating strategy. Risk management and hedging techniques are typically employed by the Portfolio Managers to seek to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element affecting the realized return. The use of leverage varies. Investment Funds within this strategy are generally subject to 60 - 93 day redemption notice periods. Approximately 3.2 percent of the fair value of the investments in Investment Funds in this strategy are in side pockets or liquidating trusts. The remaining approximately 96.8 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the year ended March 31, 2011, the Fund had one transfer into Level 3 with a fair market value of $4,492,997. Also, during the year ended March 31, 2011, Level 3 sales for this strategy $5,703,494.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. VALUATION OF INVESTMENTS (CONTINUED)

EVENT DRIVEN - DISTRESSED

Portfolio Managers utilizing this strategy invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and sub-performing bank loans, and emerging market debt. Portfolios are usually concentrated in debt instruments. The Portfolio Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage. Investment Funds within this strategy are generally subject to 60 - 95 day redemption notice periods. Approximately 2.5 percent of the fair value of the investments in Investment Funds in this strategy are in side pockets or liquidating trusts. The remaining approximately 97.5 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the year ended March 31, 2011, the Fund had two transfers out of Level 3 with a fair market value $11,718,553. Also, during the year ended March 31, 2011, Level 3 purchases and sales for this strategy totaled $95,043 and $523,657, respectively.

LONG/SHORT EQUITIES

Portfolio Managers utilizing this strategy make long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. The Portfolio Managers typically do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). The Portfolio Managers may specialize in a particular industry or may allocate holdings across industries. Although the strategy is more commonly focused on U.S. markets, a growing number of Portfolio Managers invest globally. Portfolio Managers in this strategy usually employ a low to moderate degree of leverage. Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. Approximately 0.3 percent of the fair value of the investments in Investment Funds in this strategy are in side pockets or liquidating trusts. The remaining approximately 99.7 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the year ended March 31, 2011, the Fund had four transfers in and one transfer out of Level 3 with fair market values of $1,377,027 and $9,945,404, respectively. Also, during the year ended March 31, 2011, Level 3 sales for this strategy totaled $2,326,070.

OPPORTUNISTIC/MACRO

Portfolio Managers utilizing this strategy invest in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. Most Portfolio Managers utilizing this strategy rely on a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures and options are often used for hedging and speculation in order to quickly position a portfolio to profit from changing markets. The use of leverage varies considerably. Investment Funds within this strategy are generally subject to 45 - 95 day redemption notice periods. Approximately 1.2 percent of the fair value of the investments in Investment Funds in this strategy are in side pockets or liquidating trusts. The remaining approximately 98.8 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. VALUATION OF INVESTMENTS (CONTINUED)

no restrictions as of the measurement date. During the year ended March 31, 2011, the Fund had two transfers out of Level 3 with a fair market value of $12,098,941. Also, during the year ended March 31, 2011, Level 3 sales for this strategy totaled $27,030.

RELATIVE VALUE

Portfolio Managers utilizing this strategy make simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). The Portfolio Managers attempt to neutralize long and short positions to minimize the impact of general market movements. Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. The types of instruments traded vary considerably depending on the Portfolio Manager's relative value strategy. Because the strategy attempts to capture relatively small mis-pricings between two related securities, moderate to substantial leverage is often employed to produce attractive rates of return. Investment Funds within this strategy are generally subject to 45 - 180 day redemption notice periods. Approximately 8.7 percent of the fair value of the investments in Investment Funds in this strategy are in side pockets or liquidating trusts. The remaining approximately 91.3 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date. During the year ended March 31, 2011, the Fund had seven transfers out of Level 3 with a fair market value of $18,726,332. Also, during the year ended March 31, 2011, Level 3 purchases and sales for this strategy totaled $1,167,066 and $4,023,656, respectively.

Any restriction noted above was imposed at various points throughout the year, at the discretion of the underlying Investment Funds and the time at which the restriction might lapse cannot be estimated.

C. INVESTMENTS PAID IN ADVANCE

Investments paid in advance represent funds which have been sent to Investment Funds prior to the Fund's fiscal year-end but are not effective until the first day of the Fund's next fiscal year.

D. DISTRIBUTIONS FROM INVESTMENT FUNDS

Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Investment Fund as a return of capital. Once the investment's cost is received, any further distributions are recognized as realized gains.

E. INCOME RECOGNITION AND SECURITY TRANSACTIONS

Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included as unrealized appreciation or depreciation in the Statement of Operations.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. FUND EXPENSES

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

G. INCOME TAXES

The Fund intends to operate and has elected to be treated as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

The Investment Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund's financial statements to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. The Investment Manager's conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2011, the Fund did not incur any interest or penalties.

H. CASH AND CASH EQUIVALENTS

Cash represents deposits of $8,759,212 held in an interest bearing account at PNC Bank, N.A. ("PNC") and $2,341,848 held in a money market fund managed by BlackRock. Amounts, with the exception of the money market fund managed by Blackrock, in excess of the insurance limit of the Federal Deposit Insurance Corporation ("FDIC") are subject to counterparty credit risk should PNC be unable to fulfill its obligations. The money market fund managed by BlackRock is considered a Level 1 Security.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Fund has entered into an investment management agreement (the "Investment Management Agreement") with the Investment Manager, effective August 25, 2010. In consideration of the advisory services provided by the

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Investment Manager to the Fund, the Fund pays the Investment Manager a management fee of 1.25% per year (the "Management Fee"), payable monthly at the rate of 1/12 of 1.25% of the month-end capital account balance of each Member, before giving effect to repurchases, Repurchase Fees (if any, as defined below) or the Performance Allocation (as defined below), but after giving effect to the Fund's other expenses. The Management Fee is an expense paid out of the Fund's assets. The Management Fee is paid monthly in arrears within 20 days after the end of each month. For the period August 25, 2010 through March 31, 2011, the Management Fee paid to JPMIM totaled $2,488,738, of which $34,218 was waived.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement, dated August 25, 2010, with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1.10% of the month end capital balance of each Member of the Fund.

The Sub-Advisor is the special member of the Fund (the "Special Member"). The Special Member is entitled to all incentive-based performance allocations, if any, from Members' accounts.

Prior to August 25, 2010, the Fund's investment manager was J.P. Morgan Alternative Asset Management, Inc. (the "Prior Investment Manager"), a corporation formed under the laws of the State of Delaware and an affiliate of JPMorgan Chase. The Prior Investment Manager provided advisory and other services. In consideration for such management services, the Fund paid the Investment Manager a monthly management fee equal to 0.1042% (approximately 1.25% on an annualized basis) and an additional administrative services fee of 0.0125% per month (0.15% on an annualized basis) of end of month Members' Capital. On August 18, 2010, the Members approved various changes to the management of the Fund, including authorizing JPMIM to serve as the Investment Manager and JPMPI to serve as the Sub-Advisor. For the period April 1, 2010 through August 24, 2010, the Management Fee and Manager Administrative Fee paid to the Prior Investment Manager totaled $799,282 and $95,882 respectively, none of which was waived.

Pursuant to an Administration Agreement dated August 25, 2010, JPMorgan Funds Management, Inc. ("JPMFM" or the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan Chase, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the "Administration Fee") monthly at the annual rate of 0.15% of the Fund's average daily net assets. For the period August 25, 2010 through March 31, 2011, the Administration Fee paid to JPMFM totaled $298,558, none of which was waived.

Effective August 25, 2010, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as the Fund's Sub-administrator (the "Sub-administrator"). For its services as Sub-administrator, BNY Mellon receives a portion of the fees payable to the Administrator.

Prior to August 25, 2010, the Fund had an administration agreement with BNY Mellon, whereby BNY Mellon provided fund accounting, investor services and transfer agency functions for the Fund. As compensation for services set forth herein that were rendered by BNY Mellon during the term of this Agreement, the Fund paid BNY Mellon

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

an annual fee ranging from 0.035% to 0.075% of the Fund's average net assets, with a minimum monthly fee of $5,250 for administration and accounting, an annual fee of 0.015% of the Fund's average net assets, with a minimum monthly fee of $3,334 for regulatory administration services, and an annual fee for Member services of $150 per Member, with a minimum monthly fee of $1,000.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc.

PFPC Trust Company ("PFPC Trust"), which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as custodian of the Fund's assets and provides custodial services to the Fund. As compensation for services, the Fund pays PFPC Trust a monthly fee of 0.005% of the Fund's average gross assets, with a minimum monthly fee of $795.

The Investment Manager, or an affiliate of the Investment Manager, has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses as well as any Performance Allocation) exceed 1.92% on an annualized basis of the Fund's net assets as of the end of each month.

Prior to August 25, 2010, the Prior Investment Manager had contractually agreed to waive fees, and if necessary, reimburse expenses in respect of the Fund for each fiscal year that the agreement was in place so that the total operating expenses of the Fund (excluding interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses of the Fund as well as any Performance Allocation) did not exceed 2.30% on an annualized basis of the Fund's net assets as of the end of each month.

Certain officers of the Fund are affiliated with the Advisor and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

Effective August 25, 2010, the Fund adopted a Director Deferred Compensation Plan (the "Plan") which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. LINE OF CREDIT

From time to time, the Fund may borrow cash from a major institution under a credit agreement up to a maximum of 10 % of the Fund's net assets with a cap of $30 million. Prior to December 23, 2010, this cap was $8 million. Interest, which is calculated based on any outstanding balance, and a LIBOR-based rate, is payable to the lending institution. The Fund also pays a fee on the unused amount on the line of credit. During the year

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

4. LINE OF CREDIT (CONTINUED)

ended March 31, 2011, the Fund had 98 days during the period in which it utilized the credit facility. During those 98 days, the average borrowings outstanding per day were $10,738,265 at an average annual interest rate of 2.26 %. The Fund had $15 million outstanding on this credit facility as of March 31, 2011. This balance was paid off in April 2011. Interest expense and Credit facility fees incurred for the year ended March 31, 2011 amounted to $66,047 and $89,902, respectively, and are included in the Statement of Operations.

5. SECURITY TRANSACTIONS

Aggregate purchases and sales of Investment Funds for the year ended March 31, 2011 amounted to $375,417,924 and $94,768,043, respectively.

At March 31, 2011, the estimated cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation on investments was $34,329,970 and gross unrealized depreciation was $3,659,027, resulting in net unrealized appreciation of $30,670,943.

6. CONTRIBUTIONS, REDEMPTIONS, AND PERFORMANCE ALLOCATION

Generally, initial and additional subscription for interests ("Interests") by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The initial acceptance for subscriptions for Interests was August 1, 2004 (the "Initial Closing Date"). After the Initial Closing Date, the Fund generally accepts Interests as of the first day of each month. At March 31, 2011 the Fund received $70,521,131 in subscription proceeds in advance of the April 1, 2011 subscription date. This amount is included in the Statement of Assets, Liabilities and Members' Capital.

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager and the Managing Member expect to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund's net assets quarterly, effective as of the last day of March, June, September, and December. A 1.5% repurchase fee (the "Repurchase Fee") payable to the Fund will be charged for repurchases of Members' Interests at any time prior to the day immediately preceding the one-year anniversary of a Member's purchase of its Interests. For the year ended March 31, 2011, the Fund did not charge any Repurchase Fees to Members.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial "Allocation Period" began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member's capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

6. CONTRIBUTIONS, REDEMPTIONS, AND PERFORMANCE ALLOCATION (CONTINUED)

Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member's capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

At the end of each calendar year, each Member's return on investment for the year is determined and a portion of the net capital appreciation allocated to each Member's capital account during the year (the "Performance Allocation"), net of the Member's allocable share of the Management Fee and the Manager Administrative Services Fee, equal to 10% of the portion of such net capital appreciation that exceeds the Preferred Return (as defined below) will be reallocated to the capital account of the Special Member. The "Preferred Return" is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The "3-month U.S. Treasury Bill yield" for any month shall equal one-twelfth of the annual yield for the 3-month U.S. Treasury Bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15 (519) under the caption "Treasury constant maturities", or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.

No Performance Allocation is made, however, with respect to a Member's capital account until any cumulative net capital depreciation previously allocated to such Member's capital account plus any Management Fees and Manager Administrative Service Fees charged to such capital account (the "Loss Carryforward") have been recovered. Any Loss Carryforward of a Member is reduced proportionately to reflect the repurchase of any portion of that Member's Interest. Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member, a Performance Allocation will be determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a "first in - first out" basis (i.e., the portion of the Interest being repurchased and the amount with respect to which the Performance Allocation is calculated) will be deemed to have been taken from the first capital contribution of such Member (as such contribution has been adjusted for net capital appreciation or depreciation, Management Fees, Manager Administrative Services Fees and other expenses) until it is decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) is decreased to zero.

For financial reporting purposes, the Performance Allocation is calculated and reallocated to the Special Member on an accrual basis as if the Performance Allocation had occurred as of the end of the fiscal year. The Performance Allocation for the fiscal years ended March 31, 2010 and March 31, 2011 were $158,575 and $1,357,688, respectively. These amounts are reported as Performance Allocation on the Statement of Changes in Members' Capital.

The Performance Allocation for the fiscal year ended March 31, 2010 is comprised of $117,765 which was allocated as of December 31, 2009, $40,190 which was accrued for the period January 31, 2010 to March 31, 2010 and reallocated as of December 31, 2010 and $620 which was reallocated as of March 31, 2010, resulting from tendering Interests for repurchase on that date.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

6. CONTRIBUTIONS, REDEMPTIONS, AND PERFORMANCE ALLOCATION (CONTINUED)

The Performance Allocation for the fiscal year ended March 31, 2011 is comprised of $578,382 which was allocated as of December 31, 2010, $774,034 which was accrued for the period January 31, 2011 to March 31, 2011 and $2,968 and $2,304 which were reallocated as of September 30, 2010 and March 31, 2011, respectively, resulting from tendering Interests for repurchase on these date. The amount accrued from January 1, 2011 through March 31, 2011 is subject to change as Performance Allocation is subject to change as Performance Allocations occur at the end of the calendar year.

7. RISK EXPOSURE

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund's risk of loss in these Investment Funds is limited to the value of the Fund's investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet
associated  with  borrowings,   short  sales  and  derivative instruments,  the
potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests. The Investment Funds provide for periodic redemptions ranging from monthly to annually, and may be subject to various lock-up provisions and early withdrawal fees.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund's assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

7. RISK EXPOSURE (CONTINUED)

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9. CONCENTRATIONS

One or more affiliates of the Fund's Investment Manager have investment discretion with respect to their client's holdings in the Fund, which collectively represent a significant portion of the Fund's assets. Significant Member transactions, if any, may impact the Fund's performance.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Directors and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Directors. Subject to the provisions of the operating agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
NAME (YEAR OF BIRTH)                                                      FUND COMPLEX
POSITIONS WITH                      PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUND                                   THE PAST 5 YEARS               DIRECTOR(1)               BY DIRECTOR
----------------------------   ---------------------------------------   -------------   ---------------------------------
INDEPENDENT DIRECTORS

William J. Armstrong           Retired; CFO and Consultant,                    147       None.
(1941); Director since 2010.   EduNeering, Inc. (internet business
                               education supplier) (2000-2001); Vice
                               President and Treasurer, Ingersoll-Rand
                               Company (manufacturer of industrial
                               equipment) (1972-2000).

John F. Finn                   Chairman (1985-present), President and          147       Director, Cardinal Health, Inc
(1947); Director since 2010.   Chief Executive Officer, Gardner, Inc.                    (CAH) (1994-present);
                               (supply chain management company                          Director, Greif, Inc. (GEF)
                               serving industrial and consumer                           (industrial package products and
                               markets) (1974-present).                                  services) (2007-present).

Dr. Matthew Goldstein          Chancellor, City University of New              147       Director, New Plan Excel (NXL)
(1941); Director since 2010.   York (1999-present); President,                           (1999-2005); Director, National
                               Adelphi University (New York)                             Financial Partners (NFP) (2003-
                               (1998-1999).                                              2005); Director, Bronx-Lebanon
                                                                                         Hospital Center; Director, United
                                                                                         Way of New York City (2002- present).

Robert J. Higgins              Retired; Director of Administration of          147       None.
(1945); Director since 2010.   the State of Rhode Island (2003-2004);
                               President - Consumer Banking and
                               Investment Services, Fleet Boston
                               Financial (1971-2001).

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
NAME (YEAR OF BIRTH)                                                     FUND COMPLEX
POSITIONS WITH                     PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUND                                  THE PAST 5 YEARS               DIRECTOR(1)                 BY DIRECTOR
---------------------------    -------------------------------------    --------------   ----------------------------------
Peter C. Marshall              Self-employed business consultant              147       Director, Center for
(1942); Director since 2010.   (2000-present).                                          Communication, Hearing and
                                                                                        Deafness (1990-present).

Marilyn McCoy*                 Vice President of Administration and           147       Trustee, Carleton College
(1948); Director since 2010.   Planning, Northwestern University                        (2003-present).
                               (1985-present).

William G. Morton, Jr.         Retired; Chairman Emeritus (2001-              147       Director, Radio Shack Corp.
(1937); Director since 2010.   2002), and Chairman and Chief                            (1987-2008); Trustee, Stratton
                               Executive Officer, Boston Stock                          Mountain School (2001- present).
                               Exchange (1985- 2001).

Robert A. Oden, Jr.            Retired; President, Carleton College           141       Trustee, American University in
(1946); Director since 2010.   (2002-2010); President, Kenyon                           Cairo (1999-present); Trustee,
                               College (1995-2002).                                     Carleton College (2002-2010).

Fergus Reid, III               Chairman, Joe Pietryka Inc. (formerly,         147       Trustee, Morgan Stanley Funds
(1932); Director since 2010.   Lumelite Corporation) (plastics                          (105 portfolios) (1992-present).
                               manufacturing) (2003-present);
                               Chairman and Chief Executive Officer,
                               Lumelite Corporation (1985-2002).

Frederick W. Ruebeck           Consultant (2000-present); Advisor, JP         147       Trustee, Wabash College
(1939); Director since 2010.   Greene & Associates, LLC (broker-                        (1988-present); Chairman,
                               dealer) (2000-2009); Chief Investment                    Indianapolis Symphony
                               Officer, Wabash College (2004-                           Orchestra Foundation (1994-present).
                               present); Director of Investments, Eli
                               Lilly and Company
                               (pharmaceuticals)(1988-1999).

James J. Schonbachler          Retired; Managing Director of Bankers          147       None.
(1943); Director since 2010.   Trust Company (financial services)
                               (1968-1998).

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
NAME (YEAR OF BIRTH)                                                    FUND COMPLEX
POSITIONS WITH                         PRINCIPAL OCCUPATION(S)          OVERSEEN BY        OTHER DIRECTORSHIPS HELD
THE FUND                              DURING  THE PAST 5 YEARS          DIRECTOR(1)               BY DIRECTOR
----------------------------    ------------------------------------   -------------   ---------------------------------
INTERESTED DIRECTORS

Frankie D. Hughes (**)          President and Chief Investment               147       Trustee, The Victory Portfolios
(1952); Director  since 2010.   Officer, Hughes Capital Management,                    (2000-2008).
                                Inc. (fixed  income asset management)
                                (1993- present).

Leonard M. Spalding, Jr. (***)  Retired; Chief Executive Officer,            147       Director, Glenview Trust
(1935); Director since 2010.    Chase  Mutual Funds (investment                        Company, LLC (2001-present);
                                company)  (1989-1998); President                       Trustee, St. Catharine College
                                and Chief  Executive Officer, Vista                    (1998-present); Trustee,
                                Capital  Management (investment                        Bellarmine University (2000-
                                management)  (1990-1998);                              present); Director, Springfield-
                                Chief Investment  Executive, Chase                     Washington County Economic
                                Manhattan Private Bank (investment                     Development Authority (1997-
                                management) (1990-1998).                               present); Trustee, Catholic
                                                                                       Education Foundation (2005- present).

---------------

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes ten registered investment companies (147 funds).

* Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds' investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

** Ms. Hughes is treated as an "interested person" based on the portfolio holdings of clients of Hughes Capital Management, Inc.

*** Mr. Spalding is treated as an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Director serves for an indefinite term, subject to the Fund's current retirement policy, which is age 75 for all Directors, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012. The Board of Directors decides upon general policies and is responsible for overseeing the business affairs of the Fund.

     The contact address for each of the Directors is 270 Park Avenue, New York, NY 10017.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

NAME (YEAR OF BIRTH),                                         PRINCIPAL OCCUPATION(S) DURING THE PAST
POSITIONS HELD WITH THE FUND                                                  5 YEARS
--------------------------------          -----------------------------------------------------------------------------------
OFFICERS

Patricia A. Maleski                       Managing Director, J.P. Morgan Investment Management Inc. and Chief
(1960); President and Chief               Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since
Administrative Officer (2010)             2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008
Principal Executive Officer               to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan
                                          Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd                               Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan
(1972); Treasurer and Principal           Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds
Financial Officer (2010)                  Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan
                                          Chase, Ms. Dowd worked in MetLife's investments audit group from 2005 through
                                          2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta                            Managing Director and Associate General Counsel, JPMorgan Chase since 2008;
(1964); Secretary (2010)                  Previously, Director, Managing Director, General Counsel and Corporate Secretary,
                                          J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and
                                          Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman                       Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
(1953); Chief Compliance Officer (2010)   Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with
                                          JPMorgan Chase & Co. since 2000.

Paul L. Gulinello                         Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
(1950); AML Compliance Officer (2010)     Management Americas, additionally responsible for privacy, personal trading and
                                          Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase
                                          & Co. since 1972.

Elizabeth A. Davin                        Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior
(1964); Assistant Secretary (2010)*       Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005;
                                          Assistant General Counsel and Associate General Counsel and Vice President,
                                          Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio                       Executive Director and Assistant General Counsel, JPMorgan Chase since February,
(1962); Assistant Secretary (2010)*       2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase
                                          (formerly Bank One Corporation) since 1990.

John T. Fitzgerald                        Executive Director and Assistant General Counsel, JPMorgan Chase since February
(1975); Assistant Secretary (2010)        2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase
                                          from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm)
                                          from 2002 to 2005.

Gregory S. Samuels                        Vice President and Assistant General Counsel, JPMorgan Chase since 2010;
(1980); Assistant Secretary (2010)        Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance
                                          LLP (law firm) from 2005 to 2008.

Brian L. Duncan                           Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining
(1965); Assistant Treasurer (2010)*       JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as
                                          Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House                          Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly,
(1972); Assistant Treasurer (2010)*       Senior Manager of Financial Services of BISYS Fund Services, Inc. from
                                          December 1995 until July 2006.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

NAME (YEAR OF BIRTH),                                  PRINCIPAL OCCUPATION(S) DURING THE PAST
POSITIONS HELD WITH THE FUND                                           5 YEARS
---------------------------------   ------------------------------------------------------------------------------
Laura S. Melman                     Executive Director, JPMorgan Funds Management, Inc. since February 2011,
(1966); Assistant Treasurer (2010)  responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from
                                    August, 2006 to February 2011, responsible for Taxation; Vice President of
                                    Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango                     Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate,
(1971); Assistant Treasurer (2010)  JPMorgan Funds Management, Inc. since 1999.

  The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43240.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference  Room  may  be  obtained  by  calling  1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that William Armstrong is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit  Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,423 for 2010 and $45,400 for 2011.

Audit-Related  Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $12,000 for 2011.

Tax  Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $215,400 for 2010 and $0 for 2011.

All  Other  Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          One or more members of the Audit Committee may be appointed as the Committee's delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee's responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  N/A

               (c)  100% for 2010 and 0% for 2011

               (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two calendar years was $0 for 2009 and $32.0 million for 2010.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                      J.P. MORGAN PRIVATE INVESTMENTS INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities. An adviser must adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of the client, conflicts are identified and handled appropriately; and fiduciary obligations are fulfilled. An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts. An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

THIS SECTION IS APPLICABLE TO JPMPI IN ITS CAPACITY TO PROVIDE INVESTMENT ADVICE AND/OR ADMINISTRATIVE FUNCTIONS TO THE PRIVATE FUNDS.

          1.   Generally

On occasion, an issuer of an investment held by a Private Fund will request that an action be taken by such issuer's investors (e.g., the Private Fund). The terms of the partnership or limited liability company agreement of the Private Fund will set forth the policies and procedures for casting the Private Fund's vote on the action. In cases where the Private Fund's investors have the right to vote on the matter, depending on the agreement, JPMPI, on behalf of the Private Fund, will either (i) cast votes representing a percentage of the Private Fund's interest in the issuer based on the percentage of votes JPMPI received from the Private Fund's investors or (ii) cast votes for the Private Fund's entire interest in the issuer based on the votes JPMPI received from the Private Fund's investors. In cases where JPMPI has the sole proxy authority to vote on a matter (and investors do not have voting rights), JPMPI has adopted the following voting policies and procedures:

          2.   Proxy Voting Policies and Procedures

In general, JPMPI will handle all proxies and other corporate actions in a timely manner as part of its authority. JPMPI's President is ultimately responsible for ensuring that all proxies received by JPMPI, on behalf of Private Funds, are voted in a timely manner and in a manner consistent with the Private Fund's best interests. JPMPI's fiduciary obligation to manage accounts in the best interests of the Private Funds extends to proxy voting. When voting proxies or acting with respect to corporate actions for Private Funds, JPMPI will act in a prudent and diligent manner solely with the goal of maximizing the economic value of the assets of the Private Fund's account and thereby providing the greatest possible return to investors' investments consistent with governing laws and the investment policies of the Private Fund.

As the management of a company is responsible for its day to day operations, JPMPI believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interest of investors. However, JPMPI generally votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish investor rights. JPMPI also generally votes against management in other cases where the facts and circumstances indicate that the proposal is not in its client's best interests.

THIS SECTION IS APPLICABLE TO JPMPI IN ITS CAPACITY AS A SUB-ADVISOR TO THE
RICS.

     - JPMPI seeks to have each investment management agreement set forth whether JPMPI or the client are responsible for voting proxies. If JPMPI is responsible, it is JPMPI's obligation to vote proxies in the best interests of the client.

     - Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

     - It is the policy of JPMPI to vote all proxies received on stock held in portfolios over which JPMPI has discretionary management and proxy voting authority, unless JPMPI determines that it is not in the best interests of the client to vote any particular proxy.

     - To assist JPMPI's investment personnel with proxy voting proposals, JPMAM may retain the services of an independent proxy voting services The services may assist with such items as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; voting all proposals that are clearly covered in the JPMorgan Asset Management Proxy Voting Procedures and Guidelines; providing JPMPI with a comprehensive analysis of each proxy proposal; and providing JPMPI with recommendations on how to vote each proxy proposal based on JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

     - To oversee the proxy voting process on an on-going basis, JPMAM has established a Proxy Committee has been established that meets at least semi-annually. The Committee is composed of the Proxy Administrator and senior officers from among the Investment, Legal, Compliance, Operations and Risk Management Departments.

     - The primary functions of the Proxy Committee are to periodically review general proxy voting matters; to review and approve the JPMorgan Asset Management Proxy Voting Procedures and Guidelines annually; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented.

     - JPMAM has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator monitors recommendations from outside proxy services, escalates issues to appropriate investment professionals and confirms the outside services' recommendation with the appropriate investment professional. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

     - Investment personnel, which may include Corporate Governance Specialists*, analyze issues to determine if any direct or indirect conflict regarding proxy voting exists, and if any conflict is identified the matter is referred to the Proxy Administrator.

     - In situations in which the JPMorgan Asset Management Proxy Voting Procedures and Guidelines are silent or recommend a case by case analysis, the Proxy Administrator will forward the proxy voting services' voting recommendations to the appropriate investment professional. The investment professional will determine if the recommendations provided should be accepted.

     - If a material conflict of interest is identified by the Proxy Administrator, investment professional or Corporate Governance Specialist for the particular proxy vote, it is the responsibility of the Proxy Administrator to convene a subset of the Proxy Committee to review and determine what action should be taken, including the possibility of retaining an independent third party to exercise fiduciary responsibility in voting.

     - An investment professional may override the recommendation of the proxy service and/or the normal JPMPI policy position, if special circumstances apply. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Safeguard Policy and Information Barriers Policies were not violated and a statement that there is not a conflict of interest.

     - The Proxy Administrator's duties include reviewing overrides and determining if they should be referred to the Proxy Committee for review.

     - The Compliance Department verifies that JPMPI's ADV contains appropriate disclosure on how to obtain the JPMorgan Asset Management Proxy Voting Policy and Guidelines and voting records.

     -    JPMPI's clients can obtain voting records for their portfolio(s).

     - Following a request from a client to their Client Service Manager, JPMPI's clients can obtain voting records for their portfolio(s) as well as a copy of the JPMorgan Asset Management Proxy Voting Policy and Guidelines.

---------------
* Please note: For international markets, where market practices vary widely and where independent proxy voting services are less-well developed, all voting decisions are made on a case-by-case basis by Corporate Governance Specialists in conjunction with investment professionals, based exclusively on the principles contained in the JPMPI's Proxy Voting Guidelines, as opposed to the recommendations of third-party agencies based on their interpretation of JPMPI's Proxy Voting Guidelines.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

The senior portfolio management team of the Fund consists of Richard Madigan, Managing Director, Chief Investment Officer and Head of the J.P. Morgan Global Access Portfolios and the J.P. Morgan Access Funds; Stephen Parker, Vice President of J. P. Morgan Chase Bank N.A. and an employee of J.P. Morgan Private Investments, Inc. and Georgiy Zhikharev, Executive Director on the Global Markets Strategy Team at J.P. Morgan Private Bank in New York and serves as a Portfolio Manager for the firm's Global Access Portfolios. Mr. Zhikharev is also a member of the Hedge Fund Advisory Council. The senior portfolio management team determines the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. In addition to being the Chief Investment Officer for the J.P. Morgan Global Access Portfolios and J.P. Morgan Access Funds, Richard Madigan is also a senior member of the Strategy Team at the J.P. Morgan Private Bank responsible for the development of investment strategy, including tactical and strategic asset allocation for high net worth clients. Prior to joining J.P. Morgan in 2002, Mr. Madigan was Head of Emerging Markets Investments and Portfolio Manager at Offitbank, a New York-based wealth management boutique, from 1998-2002, where he managed in excess of $1 billion in both on and off-shore portfolios, including the firm's flagship emerging markets mutual fund. Mr. Parker has served as portfolio manager for the JPMorgan Global Access Portfolios since 2007. An employee since 2001, Mr. Parker previously worked on the Investment Strategy Team supporting the Chief Investment Officer of J.P. Morgan Private Bank. Mr. Zhikharev has been with J.P. Morgan since 2002 and prior to his current role, he spent three years as the Risk Officer for the Global Access team overseeing quantitative risk analytics and research and evaluating the risk impact of portfolio trades. Prior to this role, he developed the non-discretionary risk management unit of the Private Bank. Previously, Mr. Zhikharev was Director and Partner at Dialogue Investments, an investment management and consulting company in Russia, responsible for proprietary portfolio investments and investment management advisory business. Mr. Zhikharev holds a Master in Business Administration with a concentration in Finance from the DePaul University in Chicago. He also holds a

Ph.D.-equivalent degree in Economics from the Kazan State University, Russia. Additionally, Mr. Zhikharev holds a Financial Risk Manager (FRM) designation from the Global Association of Risk Professionals.

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2011:

 Non-Performance Based Fee Advisory Accounts

                     Registered Investment Companies      Other Pooled Investment Vehicles           Other Accounts
                         Number of                               Number of                      Number of
                         Accounts         Total Assets           Accounts       Total Assets    Accounts     Total Assets
                   -----------------------------------  ------------------------------------  ----------------------------
Richard Madigan             2              $ 2,208,320              11        $   5,152,939         0            $ 0
Stephen Parker              2              $ 2,208,320               8        $   3,948,787         0            $ 0
Georgiy Zhikharev           0              $         0               1        $      58,426         0            $ 0

Performance Based Fee Advisory Accounts

                   Registered Investment Companies  Other Pooled Investment Vehicles      Other Accounts
                     Number of                        Number of                       Number of
                     Accounts    Total Assets         Accounts   Total Assets         Accounts   Total Assets
                     -----------------------------  --------------------------------  -----------------------
Richard Madigan          0           $ 0                 12       $ 5,312,074             0          $ 0
Stephen Parker           0           $ 0                 12       $ 5,312,074             0          $ 0
Georgiy Zhikharev        0           $ 0                  7       $ 3,138,944             0          $ 0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and Sub-Adviser provide investment management services to other clients, including other multi-manager funds and discretionary managed accounts, that follow investment programs substantially similar to that of the Fund. As a result, when a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, the Investment Manager and Sub-Adviser will be required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than the Investment Manager or Sub-Adviser would ideally allocate if it did not provide investment management services to other clients. In addition, the Investment Manager and/or Sub-Adviser may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by the Investment Manager and/or Sub-Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The Investment Manager and Sub-Adviser attempt to allocate limited investment opportunities among the Fund and their other client accounts in a manner they believe to be reasonable and equitable.

PORTFOLIO MANAGER COMPENSATION

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

As of March 31, 2011, none of the persons involved in the management of the Fund's portfolio beneficially owns any interest in the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) J.P. Morgan Access Multi-Strategy Fund, L.L.C.


By (Signature and Title)*  /s/Patricia A. Maleski
                           ----------------------------
                           Patricia A. Maleski,
                           Principal Executive Officer
                           (principal executive officer)

Date June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/Patricia A. Maleski
                           ----------------------------
                           Patricia A. Maleski,
                           Principal Executive Officer
                           (principal executive officer)

Date June 3, 2011

By (Signature and Title)*  /s/Joy C. Dowd
                           ----------------------------
                           Joy C. Dowd,
                           Principal Financial Officer
                           (principal financial officer)

Date June 3, 2011

----------
* Print the name and title of each signing officer under his or her signature.